UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

Cash Management Fund Institutional

Annual Report
to Shareholders

December 31, 2006

Contents

Cash Management Fund  Institutional

Click here Portfolio Management Review

Click here Information About Your Fund's Expenses

Click here Portfolio Summary

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Trustees and Officers

Cash Management Portfolio

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Investment Management Agreement Approval

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Cash Management Fund Institutional: A Team Approach to Investing

Deutsche Asset Management, Inc. (``DAMI'' or the ``Advisor''), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio (the ``Portfolio''), in which the fund invests all of its assets. DAMI provides a full range of investment advisory services to institutional and retail clients. DAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DAMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the Portfolio.

In the following interview, Lead Portfolio Manager Paul Hunter discusses the market environment and the portfolio management team's approach to managing Cash Management Fund Institutional during its most recent fiscal year ended December 31, 2006.

Q: Will you discuss the market environment for the fund during the most recent fiscal year?

A: During 2006, US economic growth remained on track, despite geopolitical uncertainty, wide swings in energy prices and a slowdown in the residential real estate market. First quarter 2006 gross domestic product (GDP) was robust, but growth gradually slowed. In the second and third quarters of the year, GDP came in at 2.6% and 2.0%, respectively. The US Federal Reserve Board's (the Fed's) policy of raising short-term interest rates by one-quarter percentage point at each Fed meeting from June 2004 through June 2006 seemed — at least to some observers — to be bringing the economy in for a "perfect landing" (i.e., slower growth with no resurgence in inflation. )

Beginning at its August 2006 meeting through the end of the year, the Fed "paused" from further short-term rate hikes, believing that the rate increases already in place would prevent the economy from "overheating." At the close of the 12-month period ended December 31, the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — stood at 5.25%. By late December, the Fed seemed at odds with market watchers: Chairman Bernanke and the Fed governors continually stated their concern about inflation — which remains above the Fed's target range — and said that they will consider further rate hikes if inflationary pressures increase. Investors seemed more concerned about the possibility of a sharp slowdown in the economy related to the slumping housing market. Lastly, though oil prices peaked at close to $80 per barrel in August, by the end of the year they had retreated to the mid-$50 range and became a less critical factor for market watchers, at least in the short term.

At the end of December 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year taxable money market rates, stood at 5.32%, compared with 4.83% 12 months earlier.1

1 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield for the fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
December 31, 2006	5.16%*
December 31, 2005	4.05%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 5.03% as of December 31, 2006 and 4.01% as of December 31, 2005.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at moneyfunds.deam-us.db.com for the product's most recent month-end performance.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: Up until the Fed paused its rate increases in August, our strategy was to keep the fund's average maturity very short in order to maintain portfolio flexibility given the Fed's dependence on economic data from month to month. Once it became apparent to us that the Fed would most likely remain "on hold" for an extended period, we lengthened maturity by purchasing three- to six-month issues. For the 12-month period, we maintained a significant allocation in floating-rate securities, which benefited performance. The interest rate of floating-rate securities adjusts periodically based on indices (such as the LIBOR) or the fed funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Q: What detracted from performance during the period?

A: In the rising rate environment that we experienced over the first half of 2006, it was difficult to purchase maturities further out than the date of the next Fed meeting, when rates might once again be raised. We preferred to be cautious, which in the end cost the fund some yield but was a prudent approach in preserving principal.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,026.10
Expenses Paid per $1,000*	$ 1.17
Hypothetical 5% Fund Return
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,024.05
Expenses Paid per $1,000*	$ 1.17
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
Cash Management Fund Institutional	.23%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	12/31/06	12/31/05

Short-Term Notes	31%	21%
Certificates of Deposit and Bank Notes	31%	27%
Commercial Paper	25%	32%
Time Deposits	6%	4%
Funding Agreements	3%	3%
Repurchase Agreements	1%	7%
Asset Backed	1%	—
Promissory Notes	1%	4%
Master Notes	1%	1%
US Government Sponsored Agencies	—	1%
	100%	100%
Weighted Average Maturity

Cash Management Fund Institutional	35 days	47 days
First Tier Institutional Money Fund Average*	41 days	34 days
* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calender quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments in Cash Management Portfolio, at value	$ 2,342,429,398
Receivable for Fund shares sold	3,687
Due from Advisor	54,075
Other assets	20,603
Total assets	2,342,507,763
Liabilities
Dividends payable	2,179,404
Payable for Fund shares redeemed	68,227
Other accrued expenses and payables	40,855
Total liabilities	2,288,486
Net assets, at value	$ 2,340,219,277
Net Assets
Net assets consist of: Undistributed net investment income	76,207
Accumulated net realized gain (loss)	(79,469)
Paid-in capital	2,340,222,539
Net assets, at value	$ 2,340,219,277
Net Asset Value
Net Asset Value, offering and redemption price per share ($2,340,219,277 ÷ 2,340,222,432 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Total investment income allocated from the Cash Management Portfolio: Interest	$ 126,225,934
Expenses*	(4,502,649)
Net investment income allocated from Portfolio	121,723,285
Expenses: Administrative service fee	506,587
Administration fee	1,494,001
Distribution service fees	926,281
Audit fees	19,916
Legal fees	84,407
Service to shareholders	152,405
Trustees' fees and expenses	5,582
Reports to shareholders and shareholder meeting	21,726
Registration fees	24,765
Total expenses before expense reductions	3,235,670
Expense reductions	(1,943,864)
Total expenses after expense reductions	1,291,806
Net investment income	120,431,479
Net realized gain (loss) from investments	(79,469)
Net increase (decrease) in net assets resulting from operations	$ 120,352,010
* For the year ended December 31, 2006, the Advisor to the Cash Management Portfolio waived fees, of which $530,734 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	120,431,479	69,491,168
Net realized gain (loss) on investment transactions	(79,469)	26,204
Net increase (decrease) in net assets resulting from operations	120,352,010	69,517,372
Distributions to shareholders from: Net investment income	(120,431,479)	(69,646,747)
Fund share transactions: Proceeds from shares sold	40,411,761,306	39,542,567,671
Reinvestment of distributions	96,527,839	54,652,421
Cost of shares redeemed	(40,400,659,105)	(39,518,333,492)
Net increase (decrease) in net assets from Fund share transactions	107,630,040	78,886,600
Increase (decrease) in net assets	107,550,571	78,757,225
Net assets at beginning of period	2,232,668,706	2,153,911,481
Net assets at end of period (including undistributed net investment income of $76,207 and $76,207, respectively)	$ 2,340,219,277	$ 2,232,668,706
Other Information
Shares outstanding at beginning of period	2,232,592,392	2,153,705,792
Shares sold	40,411,761,306	39,542,567,671
Shares issued to shareholders in reinvestment of distributions	96,527,839	54,652,421
Shares redeemed	(40,400,659,105)	(39,518,333,492)
Net increase (decrease) in Fund shares	107,630,040	78,886,600
Shares outstanding at end of period	2,340,222,432	2,232,592,392

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.048	.031	.012	.010	.017
Net realized and unrealized gain (loss) on investment transactions[a]	—	—	—	—	—
Total from investment operations	.048	.031	.012	.010	.017
Less distributions from: Net investment income	(.048)	(.031)	(.012)	(.010)	(.017)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	4.91	3.10	1.21	1.01	1.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,340	2,233	2,154	3,640	3,818
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.33	.27	.26	.26	.25
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.23	.23	.23	.23	.23
Ratio of net investment income (loss) (%)	4.81	3.04	1.17	1.01	1.67
[a] Amount is less than $.0005. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Cash Management Fund Institutional (the ``Fund'') is a series of DWS Institutional Funds (the ``Trust''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Cash Management Portfolio (the ``Portfolio''), an open-end investment management company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. (``DAMI'' or the ``Advisor''). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information.

At December 31, 2006, the Fund owned approximately 26% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the value of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a tax basis capital loss carryforward of approximately $79,500, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014, the expiration date, whichever occurs first.

In addition, from October 31, 2006 through October 31, 2007, the Fund incurred approximately $500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that, they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 76,207

In addition, during the year ended December 31, 2006, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income*	$ 120,431,479	$ 69,646,214
Distributions from long-term capital gains	$ —	$ 533
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Effective January 1, 2007, DAMI merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank and the Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

For the period from January 1, 2006 through September 30, 2007, DIMA and the Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain total operating expenses at 0.23% of the Fund's average daily net assets including expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses).

Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Administrator for the Fund. The Fund paid the Administrator an annual fee (``Administrative Service Fee'') based on its average daily net assets which was calculated daily and payable monthly at the annual rate of 0.05%.

Accordingly, for the period from January 1, 2006 through May 31, 2006, the Administrator waived a portion of its Administrative service fee as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Cash Management Fund Institutional	$ 506,587	$ 38,857.05%

Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2006 through December 31, 2006, DIMA waived a portion of its Administration fee as follows:

	Total Aggregated	Waived	Unpaid at December 31, 2006	Annualized Effective Rate
Cash Management Fund Institutional	$ 1,494,001	$ 829,326	$ 64,300.04%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Effective October 1, 2006, under the amended transfer agent agreement, the amount charged to the Fund by DWS-SISC aggregated $149,400, all of which was waived.

In addition, effective June 1, 2006, DWS Scudder Distributors, Inc. ("DWS-SDI") also an affiliate of the Advisor, provides information and administrative services ("Service Fee") to Institutional Class shareholders at an annual rate of up to 0.25% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the period from June 1, 2006 through December 31, 2006, the Service Fee was as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Cash Management Fund Institutional	$ 926,281	$ 926,281.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $14,160, of which $5,280 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Institutional Funds and Cash Management Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Fund Institutional (hereafter referred to as the ``Fund'') at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2006

Cash Management Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 29.7%
ABN AMRO Bank NV:
5.36%, 1/11/2007	35,000,000	34,999,985
5.365%, 3/5/2007	38,000,000	37,999,197
Bank of Ireland:
5.32%, 2/5/2007	60,000,000	60,000,575
5.32%, 3/27/2007	55,000,000	55,001,655
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.31%, 1/8/2007	90,000,000	90,000,000
5.36%, 4/23/2007	75,000,000	75,000,000
Banque Federative du Credit Mutuel, 5.33%, 1/31/2007	60,000,000	60,000,000
Barclays Bank PLC:
5.33%, 1/16/2007	37,200,000	37,200,000
5.44%, 2/20/2007	40,000,000	40,002,118
Calyon, 5.32%, 4/27/2007	45,000,000	45,000,000
Canadian Imperial Bank of Commerce, 5.31%, 1/5/2007	100,000,000	100,000,000
CHI Catholic Health Initiatives, 5.36%, 2/15/2007	60,000,000	60,000,000
Credit Agricole SA, 5.33%, 3/13/2007	75,000,000	74,998,553
Depfa Bank PLC, 5.32%, 3/15/2007	80,000,000	80,000,000
HBOS Treasury Services PLC, 5.305%, 4/19/2007	50,000,000	50,000,000
KBC Bank NV:
5.33%, 1/16/2007	76,000,000	76,000,156
5.33%, 2/1/2007	80,000,000	80,001,024
Landesbank Baden Wurttemberg:
5.32%, 1/5/2007	126,000,000	125,999,996
5.325%, 1/16/2007	130,000,000	129,999,564
5.355%, 4/13/2007	95,000,000	95,001,310
Mizuho Corporate Bank:
5.32%, 2/1/2007	50,000,000	50,000,000
5.33%, 1/4/2007	113,500,000	113,500,000
5.34%, 2/13/2007	64,000,000	64,000,000
5.35%, 1/26/2007	40,000,000	40,000,274
Nationwide Building Society, 5.32%, 1/4/2007	33,000,000	33,000,000
Natixis SA:
4.787%, 1/23/2007	77,000,000	76,957,557
5.0%, 2/8/2007	10,000,000	10,000,000
5.0%, 2/9/2007	25,000,000	25,000,000
Norddeutsche Landesbank:
5.31%, 1/8/2007	63,000,000	63,000,000
5.33%, 1/22/2007	90,000,000	90,000,000
Norinchukin Bank:
5.35%, 2/15/2007	50,000,000	50,000,000
5.405%, 3/15/2007	75,000,000	75,000,000
Northern Rock PLC, 5.34%, 1/31/2007	50,000,000	50,000,000
Societe Generale:
5.32%, 2/20/2007	20,000,000	20,000,000
5.32%, 3/7/2007	25,000,000	24,999,113
5.35%, 4/19/2007	65,000,000	64,997,343
5.43%, 2/5/2007	40,000,000	40,001,709
Toronto Dominion Bank, 5.45%, 10/25/2007	45,000,000	45,000,000
UniCredito Italiano SpA:
5.315%, 5/8/2007	60,000,000	60,000,000
5.355%, 2/26/2007	72,500,000	72,500,000
5.385%, 2/15/2007	50,000,000	49,999,497
5.4%, 3/14/2007	65,000,000	65,000,000
Wells Fargo Bank, NA, 4.79%, 1/17/2007	50,000,000	50,000,822
Total Certificates of Deposit and Bank Notes (Cost $2,640,160,448)		2,640,160,448

Commercial Paper** 25.4%
Atlantis One Funding Corp.:
5.255%, 2/21/2007	42,000,000	41,687,328
5.255%, 2/23/2007	32,077,000	31,828,835
Barclays US Funding LLC, 5.24%, 2/2/2007	25,000,000	24,883,556
Beta Finance, Inc., 5.255%, 2/20/2007	13,000,000	12,905,118
Caisse Nationale des Caisses D'Epargne et Prevoyan, 5.175%, 4/5/2007	50,000,000	49,324,375
Cancara Asset Securitization LLC, 5.255%, 1/30/2007	79,057,000	78,722,336
CBA (Delaware) Finance, Inc., 5.28%, 1/16/2007	70,000,000	69,846,000
CC (USA), Inc., 5.26%, 2/13/2007	80,000,000	79,497,378
Cedar Springs Capital Company LLC, 5.31%, 1/10/2007	25,157,000	25,123,604
Chariot Funding LLC, 5.29%, 1/25/2007	101,631,000	101,272,581
Compass Securitization LLC:
5.26%, 3/15/2007	25,605,000	25,331,894
5.28%, 1/23/2007	85,000,000	84,725,733
5.38%, 1/10/2007	50,000,000	49,932,750
Galleon Capital LLC:
5.26%, 1/24/2007	35,179,000	35,060,779
5.28%, 1/9/2007	36,600,000	36,557,056
Giro Funding US Corp., 5.29%, 1/22/2007	80,000,000	79,753,133
Grampian Funding Ltd., 5.195%, 4/10/2007	15,000,000	14,785,706
Greyhawk Funding LLC:
5.21%, 5/9/2007	16,000,000	15,703,609
5.27%, 1/19/2007	24,700,000	24,634,916
Irish Life & Permanent PLC:
5.23%, 3/6/2007	28,000,000	27,739,662
5.245%, 3/8/2007	74,500,000	73,783,620
5.26%, 3/5/2007	100,000,000	99,079,500
KBC Financial Products International Ltd., 5.2%, 5/14/2007	64,000,000	62,770,489
Lake Constance Funding LLC, 5.26%, 1/18/2007	88,000,000	87,781,418
Nationwide Building Society, 5.243%, 2/20/2007	100,000,000	99,271,806
Old Line Funding LLC, 5.36%, 1/4/2007	20,000,000	19,991,067
Perry Global Funding LLC:
Series A, 5.26%, 2/14/2007	26,703,000	26,531,329
Series A, 5.27%, 1/18/2007	20,000,000	19,950,417
Series A, 5.28%, 3/26/2007	90,000,000	88,891,200
Pfizer Investment Capital PLC:
5.25%, 1/5/2007	12,000,000	11,993,000
5.29%, 1/5/2007	68,000,000	67,960,031
Procter & Gamble International Funding S.C.A., 5.24%, 1/16/2007	25,000,000	24,945,417
Prudential PLC, 5.255%, 1/11/2007	35,000,000	34,948,910
Ranger Funding Co. LLC, 5.285%, 1/8/2007	55,000,000	54,943,480
Scaldis Capital LLC:
5.26%, 1/23/2007	25,315,000	25,233,626
5.26%, 1/24/2007	18,611,000	18,548,457
Sheffield Receivables Corp., 5.285%, 1/8/2007	100,000,000	99,897,236
Simba Funding Corp., 5.27%, 3/21/2007	32,200,000	31,827,616
Societe Generale North America, Inc., 5.235%, 2/16/2007	115,400,000	114,628,070
Swedish Export Credit Corp., 5.29%, 1/12/2007	50,000,000	49,919,181
The Bear Stearns Companies, Inc., 5.25%, 2/9/2007	85,000,000	84,516,562
Tulip Funding Corp., 5.28%, 1/2/2007	50,000,000	49,992,667
Verizon Communications, Inc.
5.36%, 1/9/2007	25,000,000	24,970,222
5.4%, 1/18/2007	56,600,000	56,455,670
Westpac Banking Corp., 5.36%, 1/5/2007	16,935,000	16,924,914
Total Commercial Paper (Cost $2,255,072,254)		2,255,072,254

Master Notes 0.6%
The Bear Stearns Companies, Inc., 5.432%*, 1/2/2007 (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 0.1%
Federal Home Loan Bank, 5.195%**, 1/19/2007 (Cost $4,987,013)	5,000,000	4,987,013

Funding Agreements* 3.3%
Genworth Life Insurance Co.:
5.42%, 1/25/2007	75,000,000	75,000,000
5.435%, 9/4/2007	105,000,000	105,000,000
New York Life Insurance Co., 5.425%, 9/18/2007	80,000,000	80,000,000
Travelers Insurance Co., 5.43%, 3/30/2007	30,000,000	30,000,000
Total Funding Agreements (Cost $290,000,000)		290,000,000

Asset Backed 1.3%
Interstar Millennium Trust, "A1", Series 2006-2GA, 5.33%*, 5/27/2038	52,336,531	52,336,531
Mound Financing PLC, "1A", Series SA , 5.32%*, 5/8/2007	35,000,000	35,000,000
Steers Mercury III Trust, 144A, 5.37%*, 5/27/2048	25,000,000	25,000,000
Total Asset Backed (Cost $112,336,531)		112,336,531

Promissory Notes 0.8%
The Goldman Sachs Group, Inc., 5.432%*, 1/16/2007 (Cost $75,000,000)	75,000,000	75,000,000

Short-Term Notes* 30.8%
American Express Bank FSB, 5.32%, 11/8/2007	34,000,000	33,997,161
American Express Centurion Bank:
5.31%, 1/26/2007	44,000,000	44,000,000
5.32%, 9/13/2007	50,000,000	50,000,000
5.32%, 11/6/2007	175,000,000	175,000,000
5.44%, 7/19/2007	72,370,000	72,416,720
American Honda Finance Corp., 5.346%, 10/30/2007	45,000,000	45,000,000
Australia & New Zealand Banking Group, Ltd., 5.35%, 6/23/2010	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.42%, 8/23/2007	50,000,000	50,026,398
BMW US Capital LLC, 144A, 5.33%, 11/5/2007	10,000,000	10,000,000
BNP Paribas:
5.287%, 3/6/2007	45,000,000	44,997,444
5.305%, 6/20/2007	100,000,000	99,987,943
5.31%, 10/3/2007	50,000,000	49,988,458
Caja de Ahorros y Monte de Piedad de Madrid, 5.368%, 10/19/2007	50,000,000	50,000,000
Calyon:
5.29%, 10/3/2007	75,000,000	74,980,432
5.3%, 9/13/2007	28,000,000	27,995,179
Canadian Imperial Bank of Commerce, 5.39%, 10/26/2007	60,000,000	59,988,229
Carrera Capital Finance LLC:
5.34%, 8/24/2007	70,000,000	70,000,000
144A, 5.35%, 3/22/2007	30,000,000	30,000,000
CIT Group, Inc., 5.573%, 2/15/2007	62,000,000	62,014,974
Commonwealth Bank of Australia, 5.35%, 8/24/2010	40,000,000	40,000,000
Credit Agricole SA, 5.292%, 6/28/2007	50,000,000	49,988,693
DNB NOR Bank ASA, 5.34%, 5/25/2011	50,000,000	50,000,000
General Electric Capital Corp., 5.31%, 8/19/2011	60,000,000	60,000,000
HSBC Finance Corp.:
5.34%, 11/6/2007	75,000,000	75,000,000
5.38%, 3/24/2011	25,000,000	25,000,000
HSH Nordbank AG, 144A, 5.36%, 11/21/2007	60,000,000	60,000,000
International Business Machine Corp., 5.36%, 11/8/2007	66,000,000	66,000,000
Intesa Bank Ireland PLC, 5.35%, 7/25/2011	40,000,000	40,000,000
K2 (USA) LLC:
144A, 5.33%, 7/16/2007	40,000,000	39,999,928
5.345%, 6/8/2007	65,500,000	65,503,963
Links Finance LLC, 144A, 5.355%, 8/15/2007	39,000,000	39,005,868
M&I Marshall & Ilsley Bank, 5.33%, 11/15/2007	56,000,000	56,000,000
Merrill Lynch & Co., Inc.:
5.315%, 5/14/2007	25,000,000	25,000,000
5.33%, 8/24/2011	80,000,000	80,000,000
5.36%, 11/15/2007	35,000,000	35,000,000
5.362%, 5/29/2007	25,000,000	25,000,000
5.41%, 11/2/2007	35,000,000	35,000,000
Morgan Stanley:
5.31%, 9/10/2007	130,000,000	130,000,000
5.382%, 2/5/2007	100,000,000	100,000,000
Natixis SA, 5.42%, 8/31/2007	50,000,000	50,000,000
Nordea Bank AB, 5.33%, 11/9/2007	40,000,000	40,000,000
Northern Rock PLC:
144A, 5.343%, 10/22/2007	90,000,000	90,000,000
5.35%, 11/5/2007	30,000,000	30,000,000
Skandinaviska Enskilda Banken, 5.35%, 11/16/2007	50,000,000	50,000,000
Tango Finance Corp.:
144A, 5.32%, 9/24/2007	50,000,000	49,996,377
144A, 5.32%, 10/3/2007	25,000,000	24,998,114
Toyota Motor Credit Corp., 5.29%, 5/14/2007	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.36%, 11/15/2007	75,000,000	75,000,000
144A, 5.36%, 9/16/2011	45,000,000	45,000,000
Total Short-Term Notes (Cost $2,731,885,881)		2,731,885,881

Time Deposit 6.0%
Canadian Imperial Bank of Commerce, 5.125%, 1/2/2007	150,000,000	150,000,000
Citibank NA, 5.15%, 1/2/2007	182,617,140	182,617,140
ING Bank NV, 5.3%, 1/3/2007	200,000,000	200,000,000
Total Time Deposit (Cost $532,617,140)		532,617,140

Repurchase Agreements 1.5%
Banc of America Securities LLC, 5.3%, dated 12/29/2006, to be repurchased at $36,069,677 on 1/3/2007 (a)	36,043,145	36,043,145
UBS Securities LLC, 5.3%, dated 12/29/2006, to be repurchased at $100,073,611 on 1/3/2007 (b)	100,000,000	100,000,000
Total Repurchase Agreements (Cost $136,043,145)		136,043,145
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $8,828,102,412)+	99.5	8,828,102,412
Other Assets and Liabilities, Net	0.5	48,741,497
Net Assets	100.0	8,876,843,909
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $8,828,102,412.
(a) Collaterized by $38,223,956 Federal National Mortgage Association, 5.0% maturing on 7/1/2035 with a value of $37,124,440.
(b) Collaterized by $134,770,293 Federal National Mortgage Association STRIPS, with various maturing from 9/1/2033-8/1/2036 with a value of $103,000,687.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Cash Management Portfolio Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments in securities, valued at amortized cost	$ 8,828,102,412
Cash	487,087
Interest receivable	49,079,251
Due from Advisor	43,993
Other assets	568,002
Total assets	8,878,280,745
Liabilities
Accrued advisory fee	1,050,739
Accrued administration fee	228,801
Other accrued expenses and payables	157,296
Total liabilities	1,436,836
Net assets, at value	$ 8,876,843,909

The accompanying notes are an integral part of the financial statements.

Cash Management Portfolio Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Interest	$ 425,950,616
Expenses: Advisory fee	12,748,098
Administrative service fee	1,813,410
Administration fee	1,461,568
Custodian fee	215,165
Auditing	49,234
Legal	50,533
Trustees' fees and expenses	345,420
Other	358,212
Total expenses before expense reductions	17,041,640
Expense reductions	(1,796,469)
Total expenses after expense reductions	15,245,171
Net investment income	410,705,445
Net realized gain (loss) from investments	(284,968)
Net increase (decrease) in net assets resulting from operations	$ 410,420,477

The accompanying notes are an integral part of the financial statements.

Cash Management Portfolio Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 410,705,445	$ 307,655,907
Net realized gain (loss) on investment transactions	(284,968)	117,517
Net increase (decrease) in net assets resulting from operations	410,420,477	307,773,424
Capital transaction in shares of beneficial interest: Proceeds from capital invested	100,741,342,219	112,816,875,647
Value of capital withdrawn	(102,206,284,505)	(113,004,956,853)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(1,464,942,286)	(188,081,206)
Increase (decrease) in net assets	(1,054,521,809)	119,692,218
Net assets at beginning of period	9,931,365,718	9,811,673,500
Net assets at end of period	$ 8,876,843,909	$ 9,931,365,718

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Cash Management Portfolio Years Ended December 31,	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8,877	9,931	9,812	12,550	11,237
Ratio of expenses before expense reductions (%)	.20	.21	.21	.21	.20
Ratio of expenses after expense reductions (%)	.18	.18	.18	.18	.18
Ratio of net investment income (%)	4.83	3.08	1.22	1.04	1.71
Total Return (%)[a,b]	4.97	3.15	1.26	1.06	1.72
[a] Total return would have been lower had certain expenses not been reduced. [b] Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Significant Accounting Policies

Cash Management Portfolio (the ``Portfolio'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (``DAMI'' or the ``Advisor''), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Effective January 1, 2007, DAMI merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG and the Board of the Portfolio approved a new investment advisor agreement between the Portfolio and DIMA. The new investment advisor agreement is identical in substance to the current investment advisor for the Portfolio, except for the named investment advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and payable monthly at the annual rate of 0.15%.

For the period from January 1, 2006 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Portfolio, to the extent necessary, to maintain total operating expenses at 0.18% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to shareholders.

Accordingly, for the year ended December 31, 2006 the Advisor waived a portion of its Advisory fee as follows:

	Total Aggregated	Waived	Annual Effective Rate
Cash Management Portfolio	$ 12,748,098	$ 1,788,874.13%

Prior to June 1, 2006, Investment Company Capital Corp. (``ICCC'' or the ``Administrator''), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Portfolio's Administrator. The Portfolio paid the Administrator an annual fee (``Administrative service fee'') based on its average daily net assets, computed and accrued daily and payable monthly at an annual rate of 0.05%. For the period from January 1, 2006 through May 31, 2006, ICCC received an Administrative service fee of $1,813,410, all of which was paid.

Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Portfolio entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through December 31, 2006, DIMA received on Administration fee of $1,461,568, of which $228,801 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Fee Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Portfolio $3,819, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Cash Management Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2006, the Portfolio's custodian fees were reduced by $3,776 for custody credits earned.

D. Line of Credit

The Portfolio and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

E. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the ``Portfolio'') at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2007	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

Cash Management Fund Institutional (the "Fund"), a series of DWS Institutional Funds, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Trustees, who are also the Trustees of the Fund, approved the continuation of the Portfolio's investment management agreement with DAMI and the Fund's investment management agreement with DAMI (together, the "Investment Management Agreements") in September 2006. The Investment Management Agreements were also approved by shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Investment Management Agreements, the Trustees also review the terms of the Fund's distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Investment Management Agreements.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Investment Management Agreements, the Board considered all factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that while the Portfolio's investment management fee schedule does not include breakpoints, the Board intends to seek implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between shareholders and DAMI of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DAMI helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI. The Board considered extensive information regarding DAMI, including DAMI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the Investment Management Agreements, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Portfolio and the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DAMI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Portfolio's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Investment Management Agreements, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreement.

In December 2006, the Board approved amended and restated investment management agreements for each of the Fund and the Portfolio with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve these agreements, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148
Nasdaq Symbol	BICXX
CUSIP Number	23339C 834
Fund Number	541

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, Cash Management Fund Institutional has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH MANAGEMENT FUND INSTITUTIONAL

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$16,500	$128	$0	$0
2005	$15,850	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Management Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Cash Management Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007